Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Income tax expense was comprised of the following for the dates indicated below:

	Years Ended December 31,
	2021	2020	2019
Current:
Federal	$2,664,305	$1,663,883	$1,437,595
State	629,809	295,074	145,412
Total Current Tax Expense	3,294,114	1,958,957	1,583,007
Deferred:
Federal	211,703	(361,167)	105,960
State	3,574	(20,833)	(9,417)
Total Deferred Tax Expense (Benefit)	215,277	(382,000)	96,543
Total Income Tax Expense	$3,509,391	$1,576,957	$1,679,550
The Company's income taxes differ from those computed at the statutory federal income tax rate, as follows:

	Years Ended December 31,
	2021	2020	2019
Tax at Statutory Income Tax Rate	$3,419,489	$1,811,788	$1,989,548
State Tax and Other	450,957	81,936	100,820
Tax Exempt Interest	(284,935)	(250,044)	(291,768)
Life Insurance	(133,350)	(120,383)	(142,508)
Valuation Allowance	57,230	53,660	23,458
Total Income Tax Expense	$3,509,391	$1,576,957	$1,679,550
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2021 and 2020 are presented below. Net deferred tax assets or liabilities were included in other assets or other liabilities at December 31, 2021 and 2020.

	December 31,
	2021	2020
Deferred Tax Assets:
Deferred Compensation	$761,937	$670,582
Provision for Loan Losses	2,408,028	2,781,850
Other Real Estate Owned	7,579	3,248
Net Fees Deferred for Financial Reporting	78,527	74,743
Net Operating Losses	467,649	410,419
PPP Loan Fees	95,586	—
Other	52,806	105,993
Total Gross Deferred Tax Assets	3,872,112	4,046,835
Less: Valuation Allowance	(467,649)	(410,419)
Net Deferred Tax Assets	3,404,463	3,636,416
Deferred Tax Liabilities:
FHLB Stock Basis Over Tax Basis	72,195	72,196
Depreciation	913,635	1,040,831
Prepaid Expenses	154,463	43,943
Unrealized Gain on Securities Available for Sale	1,683,166	4,037,110
Total Gross Deferred Tax Liability	2,823,459	5,194,080
Net Deferred Tax (Liability) Asset	$581,004	$(1,557,664)
The Company measures deferred tax assets and liabilities using enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid. Deferred tax assets represent the future tax benefit of deductible differences and, if it is more likely than not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. As of December 31, 2021, management has determined that it is more likely than not that the total deferred tax asset will be realized except for the deferred tax asset associated with state net operating loss carryforwards, and, accordingly, has established a valuation allowance only for this item. The change in the valuation allowance was approximately $57,000. The Company had state net operating losses attributable to the non-bank entities of $11.8 million and $10.4 million for the years ended December 31, 2021 and 2020, respectively.
Retained earnings at December 31, 2021 included tax bad debt reserves of $2.1 million, for which no provision for federal income tax has been made. If, in the future, these amounts are used for any purpose other than to absorb bad debt losses, including dividends, stock redemptions, or distributions in liquidation, or the Company ceases to be qualified as a bank holding company, they may be subject to federal income tax at the prevailing corporate tax rate.  At December 31, 2021, the Company had no material unrecognized tax benefits or accrued interest and penalties. It is the Company's policy to account for interest and penalties accrued relative to unrecognized tax benefits as a component of income tax expense. Tax returns for 2018 and subsequent years are subject to examination by taxing authorities.